                                                                   Exhibit 10.17



                                    GUARANTEE

       In consideration of and as an inducement to financial accommodations made or to be made by KEYBANK NATIONAL ASSOCIATION ("Lender") to THE KROLL-O'GARA COMPANY, O'GARA-HESS & EISENHARDT ARMORING COMPANY, KROLL HOLDINGS, INC., and KROLL ASSOCIATES, INC. (hereinafter individually and collectively referred to as the "Borrower"), and other good and valuable consideration the receipt of which is acknowledged, CORPLEX, INC., O'GARA SECURITY INTERNATIONAL, INC., O'GARA SATELLITE NETWORKS, INC., KROLL ENVIRONMENTAL ENTERPRISES, INC., KROLL INFORMATION SERVICES, INC., KROLL ASSOCIATES INTERNATIONAL HOLDINGS, INC., KROLL BACKGROUND AMERICA, INC., KROLL LINDQUIST AVEY, INC., INPHOTO SURVEILLANCE, INC., KROLL SCHIFF & ASSOCIATES, INC., KROLL LABORATORY SPECIALISTS, INC., KROLL-O'GARA CRISIS MANAGEMENT GROUP, INC., ITI LIMITED PARTNERSHIP, INTERNATIONAL TRAINING, INCORPORATED AND KROLL BUCHLER PHILLIPS, LTD. (hereinafter individually and collectively referred to as the "Guarantor") jointly and severally hereby unconditionally guarantees Lender the prompt payment and performance of the following (hereinafter collectively referred to as the "Obligations"): all loans, advances, debts, liabilities, obligations, covenants and duties now or hereafter owing to Lender from Borrower of any kind or nature, present or future (including any obligations under any interest rate swap, cap, collar, floor, option, forward, or other type of interest rate protection, foreign exchange or derivative transaction agreement, including any other master agreement covering any such transaction), whether or not for the payment of money, whether arising by reason of an extension of credit, opening of a letter of credit, loan, guarantee, endorsement, indemnification or in any other manner, whether direct or indirect (including those acquired by assignment, participation, purchase, negotiation, discount or otherwise), absolute or contingent, joint or several, due or to become due, now existing or hereafter arising and whether or not contemplated by Borrower or Lender on the Closing Date, including but not limited to all obligations of any kind at any time arising in connection with the Second Amended and Restated Loan Agreement dated as of March 30, 2001 between Borrower and Lender (as now or hereafter amended, extended, renewed, restated or supplemented, the "Loan Agreement"), the Security Documents now or hereafter existing, all amendments, extensions, renewals, restatements and supplements thereof, and all principal, interest, charges, expenses, fees (including Attorneys' Fees), indemnification obligations and other sums of any kind thereunder or relating thereto.

       Capitalized terms used herein and not otherwise defined herein will have the meanings given such terms in the Loan Agreement.

       1.     NATURE OF GUARANTEE, WAIVERS.
              ----------------------------

              1.1 This is a guarantee of payment and not of collection. This is an absolute, unconditional, primary, and continuing obligation and will remain in full force and effect until the first to occur of the following: (i) all of the Obligations have been indefeasibly paid in full, and Lender has terminated this Guarantee; (ii) 30 days after the date on which written notice of revocation is actually received by Lender; or
(iii) the date on which written notice of the death of Guarantor is actually received by Lender. No revocation (whether upon the death of the Guarantor or otherwise) will affect: (i) the then existing liabilities of the revoking Guarantor under this Guarantee; (ii) Obligations created, contracted, assumed, acquired or incurred prior to the effective date of such revocation; (iii) Obligations created, contracted, assumed, acquired or incurred after the effective date of such revocation pursuant to any agreement entered into or commitment obtained prior to the effective date of such revocation; (iv) any Obligations then or thereafter arising under the Loan Agreement or any of the Security Documents as then in effect; (v) renewals, extensions, consolidations and refinancings of any of the foregoing; (vi) principal, interest, charges, fees, costs or expenses of any kind relating to any of the foregoing then existing or thereafter arising, or (vii) any liabilities of any Guarantor other than the particular Guarantor that issues such notice of revocation (or, in the event of death of a Guarantor, is the subject of such death notice).

              1.2 This Guarantee will not be affected by any delay, failure or omission of Lender in exercising any right, power or remedy with respect to any of the Obligations or any guarantee or other liability or any collateral held by it for any of the Obligations, by any delay, failure, or omission of Lender to take any steps to perfect or maintain its lien or security interest in or to preserve its rights to, or insure or protect any collateral for any of the Obligations or any guarantee or other liability for any of the Obligations, or by any irregularity, unenforceability or invalidity of any of the Obligations or any part thereof or any security or other guarantee or liability therefor.

              1.3 Notice of acceptance of this Guarantee, notice of extensions of credit to Borrower from time to time, notice of default, diligence, presentment, protest, demand for payment, notice of demand or protest, and any defense based upon a failure of Lender to comply with the notice requirements of the applicable version of Uniform Commercial Code Section 9-504 are hereby waived. Lender at any time and from time to time, without the consent of or notice to Guarantor, and without impairing or releasing, discharging or modifying the liabilities of Guarantor hereunder, may in its sole discretion (i) change the manner, place or terms of payment or performance of or interest rates on, or change or extend the time of payment or performance of, or other terms relating to any of the Obligations, (ii) renew, increase, substitute, modify, amend or alter, or grant consents or waivers relating to any of the Obligations, any other guarantees or other liabilities, or any collateral for any Obligations or guarantees or other liabilities, (iii) apply any and all payments from any source whatsoever including any proceeds of any collateral, to any Obligations of Borrower in any order, manner and amount, (iv) deal or refrain from dealing with any person or entity, in its sole discretion, with respect to any Obligations in such manner as Lender deems appropriate in its sole discretion, and/or (v) accept, sell, substitute, exchange, compromise, release, surrender, offset, realize upon or otherwise deal with in any manner and in any order any of the Obligations, any guarantee or other liability for any of the Obligations, or any collateral for any of the Obligations or for any guarantee or other liability relating to any of the Obligations. Irrespective of the taking of or refraining from taking any of the foregoing actions, the obligations of Guarantor will remain in full force and effect and will not be affected, impaired, discharged or released in any manner. Lender in its sole discretion may determine the reasonableness of the period which may elapse prior to the making of demand for any payment upon Borrower and it need not pursue any of its remedies against Borrower, any other guarantor or other person, or any collateral before having recourse against any Guarantor under this Guarantee.

              1.4 The books and records of Lender will be PRIMA FACIE evidence of the Obligations and binding on Guarantor absent manifest error.

       2. REPRESENTATIONS, WARRANTIES AND COVENANTS. Guarantor hereby represents, warrants and covenants as follows (all of which survive the execution and delivery of this Guarantee):

              2.1 This Guarantee is a legal, valid and binding obligation of Guarantor enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or similar laws in effect from time to time affecting the rights of creditors generally and except as such enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in law or in equity).

              2.2 There does not now exist any default or violation by it of or under, and neither the execution, delivery and performance of this Guarantee nor the consummation of any of the transactions contemplated hereby or by any of the other documents securing this Guarantee, now existing or hereafter arising, if any (collectively, the "Security Documents"), will result in any default or violation, or in the creation or any lien or encumbrance, or give rise to any right of termination, amendment, cancellation or acceleration, of or under, any of the terms, conditions or obligations of: (i) its (with respect to any Guarantor that is not a natural person) articles or certificate of incorporation and regulations or bylaws, if a corporation, its partnership agreement, partnership certificate and bylaws, if a partnership, its articles of organization, operating agreement and bylaws, if a limited liability company, or its organizational document, if some other type of entity or association, as applicable; (ii) any note, bond, indenture, mortgage, deed of trust, franchise, permit, lease or other agreement or instrument to which it is a party of by which it or any of the its assets is bound; or (iii) any law, regulation, ruling, order, injunction, decree, condition or other requirement applicable to or imposed upon it by any law, court or governmental agency, authority or other body.

              2.3 Guarantor is fully aware of the financial condition of Borrower and is executing and delivering this Guarantee based solely upon Guarantor's own independent investigation of all matters pertinent hereto and is not relying in any manner upon any representation or statement of Lender.

              2.4 Guarantor will comply with all agreements and requirements with which Guarantor is required to comply, or with which Borrower is required to assure compliance by Guarantor under any of the documents or instruments evidencing or relating to the Obligations.

              2.5 Guarantor will give Lender prompt written notice of the occurrence of any Default or Event of Default of which Guarantor has actual or constructive notice.

       3. BANKRUPTCY, ETC. It is specifically understood that any modification, limitation or discharge of the Obligations arising out of or by virtue of any bankruptcy, reorganization or similar proceeding for relief of debtors under federal or state law will not affect, modify, limit or discharge the liability of Guarantor in any manner whatsoever and this Guarantee will remain and continue in full force and effect and will be enforceable against Guarantor to the same extent and with the same force and effect as if any such proceeding had not been instituted. Guarantor waives all rights and benefits which might accrue to it by reason of any such proceeding and will be liable to the full extent hereunder, irrespective of any modification, limitation or discharge of the liability of Borrower that may result from any such proceeding.

       4.     EVENTS OF DEFAULT.
              -----------------

              4.1 The occurrence of any of the following events will be deemed to be an "Event of Default" under this Guarantee: (i) the filing by or against Borrower or any Guarantor of a petition in bankruptcy, for a reorganization, arrangement or debt adjustment, or for a receiver, trustee or similar creditors' representative for its, his or her property or any part thereof, or of any other proceeding under any federal or state insolvency or similar law (and if such petition or proceeding is an involuntary petition or proceeding filed against it without its acquiescence therein or thereto at any time, the same is not promptly contested and, within 60 days of the filing of such petition or proceedings, dismissed or discharged), or the making of any general assignment by Borrower or any Guarantor for the benefit of creditors, or Borrower or any Guarantor dissolves or is the subject of any dissolution, winding up or liquidation; (ii) any other Event of Default (as defined in any of the Obligations); or (iii) any default or event of default under any of the Obligations that does not have a defined set of "Events of Default".

              4.2 Immediately and automatically upon any Event of Default under clause (i) of the immediately preceding paragraph, or, at the option of Lender, immediately upon the occurrence of any other Event of Default (in either case without demand or notice of any kind, which hereby are expressly waived), Guarantor will pay to Lender all amounts due and to become due under the Obligations (for purposes of an Event of Default under clause (i) of the immediately preceding paragraph all of the Obligations then existing will be accelerated and become immediately due and payable in full from Guarantor, whether or not then due and payable by Borrower). Such amounts will be paid by Guarantor without setoff, counterclaim, presentment, demand, protest and notice of demand, protest and dishonor, which hereby are expressly waived.

              4.3 The rights and remedies of Lender, after the occurrence of any such Event of Default, will include but not be limited to the right to (i) set off against and apply to all or any part of the Obligations, without notice, the amount of any or all moneys, credits and other property of any nature whatsoever of Guarantor now or at any time hereafter in the possession of, in transit to or from, under the control or custody of, or on deposit with (whether held by Guarantor individually or jointly with another person or entity), Lender or any Affiliate of Lender, and (ii) to exercise any one or more of the rights and remedies provided a secured party under applicable law with respect to any collateral securing this Guarantee, if any (the "Collateral"). Guarantor waives any requirement of marshalling of any collateral upon the occurrence of any Event of Default.

              5. SUBROGATION AND SUBORDINATION. Until all of the Obligations irrevocably have been paid in full, Guarantor waives any and all rights of subrogation, reimbursement or indemnity whatsoever and any and all right of recourse to security, whether against Borrower or under or out of the property of Borrower or otherwise, for the debts and Obligations of Borrower to Lender, or any successor or assign thereof. No setoff, counterclaim, reduction or diminution of any Obligation, or any defense of any kind or nature, that Guarantor has or may have in the future against Borrower, or that Borrower has or may have in the future against Lender, will be available hereunder to Guarantor against Lender until all of the Obligations irrevocably have been paid in full. Any indebtedness, liability or other obligation of Borrower now or hereafter owed to Guarantor hereby is subordinated to the Obligations; and, unless otherwise agreed by Lender, until all of the Obligations irrevocably have been paid in full, all payments or other transfers made under or on account of any such indebtedness, liability or other obligation will be received by Guarantor as trustee for Lender and immediately paid over to Lender on account of the Obligations but without in any manner reducing or affecting the liability of Guarantor under this Guarantee.

              6. COSTS. To the extent that Lender incurs any costs or expenses in protecting or enforcing its rights under this Guarantee or under any of the documents that grant Lender a lien on the Collateral, if any, including but not limited to reasonable Attorneys' Fees and the costs and expenses of litigation, such costs and expenses will be due on demand, will be a direct and primary obligation of Guarantor, will be secured by the Collateral, if any, and will bear interest from the incurring or payment thereof at the Default Rate.

       7.     GENERAL.
              -------

              7.1 INDEMNITY AND REPAYMENTS OR RECOVERY FROM LENDER. Guarantor will indemnify, defend and hold harmless Lender, its directors, officers, counsel, agents and employees, from and against all claims, demands, liabilities, judgments, losses, damages, costs and expenses, joint or several (including all reasonable accounting fees and Attorneys' Fees), that Lender or any such indemnified party may incur relating to or arising out of or in connection with, in any way, directly or indirectly, this Guarantee, any of the Obligations, Security Documents or Collateral, if any, or any act, omission, matter or actual or proposed transaction under or with respect to any of the foregoing, except the willful misconduct or gross negligence of such indemnified party. Without limiting the generality of the foregoing, Guarantor agrees that if at any time all or any part of any payment or transfer of any kind received by Lender with respect to all or any part of the Obligations or this Guarantee is repaid, set aside or invalidated by reason of any judgment, decree or order of any court or administrative body, or by reason of any agreement, settlement or compromise of any claim made at any time with respect to repayment, recovery, setting aside or invalidation of all or any part of such payment or transfer, Guarantor's obligations under this Guarantee will continue (and/or be reinstated) in full force and effect and Guarantor will be liable, and Guarantor will indemnify, defend and hold harmless Lender for, the amount or amounts so repaid, recovered, set aside or invalidated and all other claims, demands, liabilities, judgments, losses, damages, costs and expenses incurred in connection therewith. The provisions of this Section will be and remain effective notwithstanding any contrary action which may have been taken by Guarantor in reliance upon such payment or transfer, and any such contrary action so taken will be without prejudice to Lender's rights under this Guarantee and will be deemed to have been conditioned upon such payment or transfer having become final and irrevocable. The provisions of this Section will survive any revocation, termination, cancellation or discharge of this Guarantee or of any of the Obligations.

               7.2 NOTICES. All notices, demands, requests, consents or approvals and other communications required or permitted hereunder will be in writing and will be conclusively deemed to have been received by a party hereto and to be effective if delivered personally to such party, or sent by telex, facsimile (followed by written confirmation) or other telegraphic means, or by overnight courier service, or by certified or registered mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or to such other address as any party may give to the other in writing for such purpose:

         To Lender:              KeyBank National Association
                                 525 Vine Street
                                 Cincinnati, Ohio  45202
                                 Attention: Louis A. Fender
                                 Telecopier No.: 513-762-8222


         To Guarantor:           Corplex, Inc.
                                 O'Gara Security International, Inc.
                                 O'Gara Satellite Networks, Inc.
                                 Kroll Environmental Enterprises, Inc.
                                 Kroll Information Services, Inc.
                                 Kroll Associates International Holdings, Inc.
                                 Kroll Background America, Inc.
                                 Kroll Lindquist Avey, Inc.
                                 Inphoto Surveillance, Inc.
                                 Kroll Schiff & Associates, Inc.
                                 Kroll Laboratory Specialists, Inc.
                                 Kroll-O'Gara Crisis Management Group, Inc.
                                 ITI Limited Partnership
                                 International Training, Incorporated and
                                 Kroll Buchler Phillips, Ltd.
                                 c/o The Kroll-O'Gara Company
                                 9113 LeSaint Drive
                                 Fairfield, Ohio  45014
                                 Attention: General Counsel
                                 Telecopier No.: 513-874-1262

                                    and

                                 The Kroll-O'Gara Company
                                 900 3rd Avenue
                                 New York, New York 10022
                                 Attn:  Chief Financial Officer
                                 Telecopier:  212-750-5628


All such communications, if personally delivered, will be conclusively deemed to have been received by a party hereto and to be effective when so delivered, or if sent by telex, facsimile or telegraphic means, on the day on which transmitted, or if sent by overnight courier service, on the day after deposit thereof with such service, or if sent by certified or registered mail, on the third business day after the day on which deposited in the mail.

              7.3 REMEDIES CUMULATIVE, ETC. The terms of this Guarantee may be enforced as to any one or more breaches either separately, successively, concurrently, independently or cumulatively from time to time and as often and in such order as Lender may deem expedient, and no single or partial exercise of any right or remedy will preclude any further exercise thereof. No right or remedy herein conferred upon or reserved to Lender hereunder is intended to be exclusive of any other available right or remedy, but each and every such right or remedy will be cumulative and will be in addition to every other right or remedy given under this Guarantee or now or hereafter existing at law or in equity or by statute. No delay or omission to exercise any right, remedy or power accruing upon any Event of Default or default, omission or failure of performance hereunder or under any of the Obligations will impair any such right, remedy or power or will be construed to be a waiver thereof or an acquiescence therein, nor will it affect any subsequent Event of Default or default of the same or a different nature.

              7.4 WAIVERS AND MODIFICATIONS. No delay or failure on the part of Lender to exercise any right, remedy or power hereunder, under any of the Security Documents, under any of the Obligations or under applicable law will impair or waive any such right, remedy or power (or any other right, remedy or power), be considered a waiver of or an acquiescence in any breach, Default or Event of Default or affect any other or subsequent breach, Default or Event of Default of the same or a different nature. No waiver of any breach, Default or Event of Default, nor any modification, waiver, discharge or termination of any provision of this Guarantee or any of the Security Documents, nor consent to any departure by any Guarantor therefrom, will be established by conduct, custom or course of dealing; and no modification, waiver, discharge, termination or consent will in any event be effective unless the same is in writing, signed by Lender and specifically refers to this Guarantee, and then such modification, waiver, discharge, termination or consent will be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on any Guarantor in any case will entitle any Guarantor to any other or further notice or demand in the same or any similar or other circumstance.

              7.5 BINDING EFFECT, ASSIGNABILITY. If this Guarantee is executed by more than one Guarantor, the obligations of such persons or entities hereunder will be joint and several. Any reference to "Guarantor" will mean each such person or entity individually and collectively. This Guarantee will be binding upon Guarantor and Guarantor's heirs, administrators, successors and assigns and inure to the benefit of Lender and its successors and assigns; provided, however, that Guarantor may not assign this Guarantee in whole or in part without the prior written consent of Lender, and Lender at any time may assign this Guarantee in whole or in part. If any or all of the Obligations are assigned by Lender, this Guarantee will inure to the benefit of Lender's assignee, and to the benefit of any subsequent assignee, to the extent of the assignment or assignments; provided that no assignment will operate to relieve Guarantor from any duty to Lender hereunder with respect to any unassigned portion of the Obligations.

              7.6 GENDER, ETC. Whenever used herein, the singular number will include the plural, the plural the singular and the use of the masculine, feminine or neuter gender will include all genders.

              7.7 HEADINGS. The headings in this Guarantee are for convenience only and will not limit or otherwise affect any of the terms hereof.

              7.8 COMPLETE AGREEMENT. This Guarantee and the Security Documents constitute the entire agreement of the parties and supersede all prior oral and written negotiations, agreements and understandings regarding the subject matter of this Guarantee.

              7.9 COUNTERPARTS. This Guarantee may be executed in one or more counterparts, each of which will be deemed to be an original and all of which together will constitute one and the same instrument; provided, however, that failure of any Guarantor to sign any or all counterparts will not affect the liability of any other Guarantor hereunder.

              7.10 ILLEGALITY. If any provision of this Guarantee is prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision and without invalidating any other provision herein; provided, however, that if the provision that is the subject of such prohibition or invalidity pertains to payment, then, at the option of Lender, all of the Obligations will become immediately due and payable.

              7.11 GOVERNING LAW. This Guarantee has been delivered and accepted at and will be deemed to have been made at Cincinnati, Ohio and will be interpreted and the rights and liabilities of the parties hereto determined in accordance with the laws of the State of Ohio, without regard to conflicts of law principles.

              7.12 JURISDICTION AND WAIVER OF JURY TRIAL. GUARANTOR HEREBY IRREVOCABLY AGREES AND SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN HAMILTON COUNTY, OHIO, OR, AT THE OPTION OF LENDER IN ITS SOLE DISCRETION, OF ANY STATE OR FEDERAL COURT(S) LOCATED WITHIN ANY OTHER COUNTY, STATE OR JURISDICTION IN WHICH LENDER AT ANY TIME OR FROM TIME TO TIME CHOOSES IN ITS SOLE DISCRETION TO BRING AN ACTION OR OTHERWISE EXERCISE A RIGHT OR REMEDY, AND GUARANTOR WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY SUCH ACTION OR PROCEEDING. GUARANTOR HEREBY IRREVOCABLY CONSENTS THAT ALL SERVICE OF PROCESS BE MADE BY CERTIFIED MAIL DIRECTED TO GUARANTOR AT ITS ADDRESS SET FORTH HEREIN FOR NOTICES AND SERVICE SO MADE WILL BE DEEMED TO BE COMPLETED THE EARLIER OF GUARANTOR'S ACTUAL RECEIPT THEREOF OR FIVE (5) BUSINESS DAYS AFTER THE SAME HAS BEEN DEPOSITED IN U.S. MAILS, POSTAGE PREPAID. NOTHING CONTAINED HEREIN WILL PREVENT LENDER FROM SERVING PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. GUARANTOR AND LENDER EACH WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTEE, THE SECURITY DOCUMENTS, THE OBLIGATIONS, THE COLLATERAL, IF ANY, OR ANY ACTUAL OR PROPOSED TRANSACTION OR OTHER MATTER CONTEMPLATED IN OR RELATING TO ANY OF THE FOREGOING.

                            [SIGNATURES ON NEXT PAGE]

                                       CORPLEX, INC.


                                       By:
                                          --------------------------------------
                                                Abram Gordon

                                       Title:
                                             -----------------------------------
                                       Date:  March 30, 2001



                                       O'GARA SECURITY INTERNATIONAL, INC.


                                       By:
                                          --------------------------------------
                                                Abram Gordon

                                       Title:
                                             -----------------------------------
                                       Date:  March 30, 2001



                                       O'GARA SATELLITE NETWORKS, INC.


                                       By:
                                          --------------------------------------
                                                Abram Gordon

                                       Title:
                                             -----------------------------------
                                       Date:  March 30, 2001



                                       KROLL ENVIRONMENTAL ENTERPRISES, INC.


                                       By:
                                          --------------------------------------
                                                Abram Gordon

                                       Title:
                                             -----------------------------------
                                       Date:  March 30, 2001



                                       KROLL INFORMATION SERVICES, INC.


                                       By:
                                          --------------------------------------
                                                Abram Gordon

                                       Title:
                                             -----------------------------------
                                       Date:  March 30, 2001

                                       KROLL ASSOCIATES INTERNATIONAL
                                       HOLDINGS, INC.


                                       By:
                                          --------------------------------------
                                                Abram Gordon

                                       Title:
                                             -----------------------------------
                                       Date:  March 30, 2001



                                       KROLL BACKGROUND AMERICA, INC.


                                       By:
                                          --------------------------------------
                                                Abram Gordon

                                       Title:
                                             -----------------------------------
                                       Date:  March 30, 2001



                                       KROLL LINDQUIST AVEY, INC.


                                       By:
                                          --------------------------------------
                                                Abram Gordon

                                       Title:
                                             -----------------------------------
                                       Date:  March 30, 2001



                                       INPHOTO SURVEILLANCE, INC.


                                       By:
                                          --------------------------------------
                                                Abram Gordon

                                       Title:
                                             -----------------------------------
                                       Date:  March 30, 2001



                                       KROLL SCHIFF & ASSOCIATES, INC.


                                       By:
                                          --------------------------------------
                                                Abram Gordon

                                       Title:
                                             -----------------------------------

                                       Date:  March 30, 2001



                                       KROLL LABORATORY SPECIALISTS, INC.


                                       By:
                                          --------------------------------------
                                                Abram Gordon

                                       Title:
                                             -----------------------------------
                                       Date:  March 30, 2001



                                       KROLL-O'GARA CRISIS
                                       MANAGEMENT GROUP, INC.


                                       By:
                                          --------------------------------------
                                                Abram Gordon

                                       Title:
                                             -----------------------------------
                                       Date:  March 30, 2001



                                       ITI LIMITED PARTNERSHIP


                                       By:
                                          --------------------------------------
                                                Abram Gordon

                                       Title:
                                             -----------------------------------
                                       Date:  March 30, 2001



                                       INTERNATIONAL TRAINING, INCORPORATED


                                       By:
                                          --------------------------------------
                                                Abram Gordon

                                       Title:
                                             -----------------------------------
                                       Date:  March 30, 2001



                                       KROLL BUCHLER PHILLIPS, LTD.


                                       By:
                                          --------------------------------------
                                                Abram Gordon

                                       Title:
                                             -----------------------------------
                                       Date:  March 30, 2001